FORM D
                              AFFILIATE TRANSACTION

                       FILED WITH THE INSURANCE DEPARTMENT
                            OF THE STATE OF DELAWARE
                                       BY
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY


Please address notices and correspondence regarding this Form D to:

David L. Jacobson
Senior Vice President and Assistant Secretary
1475 Dunwoody Drive
West Chester, PA 19380
Telephone Number:  610-425-3404

         This request for written approval of the Insurance Commissioner of Delaware for an affiliate transaction is made under the provisions of 18 Delaware Statutes Section 5005 and rules and regulations promulgated thereunder.

1. IDENTITY OF PARTIES OF TRANSACTION. Golden American Life Insurance Company ("Golden American"), a Delaware domiciled insurance company, located at 1475 Dunwoody Drive, West Chester, PA 19380, is a wholly-owned subsidiary of Equitable Life Insurance Company of Iowa ("ELIC"), an Iowa corporation. Equitable Life Insurance Company of Iowa is owned by Equitable of Iowa Companies, Inc. ("EIC"). The proposed transactions are between Golden American, Equitable Life Insurance Company of Iowa and Equitable of Iowa Companies, Inc., located at 5780 Powers Ferry Road, NW, Suite 300, Atlanta, GA 30327.

2. DESCRIPTION OF TRANSACTION. Notice of this transaction is being given under Section 5(A)(2)(d) of the Act. The transaction will be effective as of June 30, 2002. The transaction involves the retirement of the $25,000,000 surplus note dated December 19, 1996 issued by Golden American to EIC, and the $50,000,000 surplus note dated December 30, 1999 issued by Golden American to ELIC, and a cash capital contribution by ELIC to Golden American in the amount of $125,000,000.

3. SALES, PURCHASES, EXCHANGES, LOANS, EXTENSIONS OF CREDIT, GUARANTEES OF INVESTMENTS. This item is not applicable to this transaction.

4. LOANS OR EXTENSIONS OF CREDIT TO A NON-AFFILIATE. The surplus $25,000,000 surplus note dated December 19, 1996 issued by Golden American to EIC would be retired in consideration of a payment by Golden American to EIC of $25,000,000. The surplus $50,000,000 surplus note dated December 30, 1999, issued by Golden American to ELIC would be retired in consideration of a payment by Golden American to ELIC of $50,000,000. Concurrently, ELIC would contribute $125,000,000 of cash to Golden American.

5.     REINSURANCE. This item is not applicable to this transaction.

6. MANAGEMENT AGREEMENTS, SERVICE AGREEMENTS AND COST SHARING ARRANGEMENTS. This item is not applicable to this transaction.

       Pursuant to the requirements of Section 5 of the Act, Golden American Life Insurance Company has caused this notice to be duly signed on its behalf in the Town of West Chester and State of Pennsylvania on the 20th day of June, 2002.



                                        GOLDEN AMERICAN LIFE INSURANCE COMPANY


                                        BY:       /s/  David L. Jacobson
                                                  ------------------------------
                                                  David L. Jacobson
                                                  Senior Vice President &
                                                  Assistant Secretary



ATTEST:

/s/  Linda E. Senker
-----------------------
Linda Senker
Vice President


                                  CERTIFICATION

       The undersigned deposes and says that he has duly executed the attached notice dated June 20, 2002, for and on behalf of Golden American Life Insurance Company; that he is the Senior Vice President and Assistant Secretary of such company and that he is authorized to execute and file such instrument. Deponent further says he is familiar with such instrument and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.

                                              /s/  David L. Jacobson
                                              ----------------------------------
                                              David L. Jacobson
                                              Senior Vice President & Assistant
                                              Secretary

DONNA LEE H. WILLIAMS
INSURANCE COMMISSIONER

STATE OF DELAWARE
DEPARTMENT OF INSURANCE

841 SILVER LAKE BLVD.
DOVER, DELAWARE 199204-2465
(302) 739-4251
FACSIMILE (302)739-5280





June 26, 2002

David L. Jacobson
Senior Vice President and Assistant Secretary
Golden American Life Insurance Company
1475 Dunwoody Drive
West Chester, PA 19380

RE: Form D Filing - Retirement of Surplus Notes and Capital Contribution

Dear Mr. Jacobson:

This will acknowledge receipt of the request to retire surplus notes proposed to take effect between Golden American Life Insurance Company and Equitable of Iowa Companies, Inc. in the amount of $25,000,000 (plus interest payable) and between Golden American Life Insurance Company and Equitable Life Insurance Company of Iowa in the amount of $50,000,000 (plus interest payable to be accomplished prior to June 30, 2002.

Linda Sizemore, Financial Analyst for the Delaware Insurance Department, has reviewed the terms of these proposes transactions and based upon the analyst's review and recommendation, the Department hereby APPROVES their execution. This acceptance by the Department is, of course, contingent upon the $125,000,000 cash capital contribution from Equitable Life Insurance Company of Iowa to Golden American Life Insurance Company made prior to or concurrent with the retirement of the notes.

If you have any questions, please contact me.

Sincerely,



Stephen B. White, CFE
Chief Financial Examiner


cc: Linda Sizemore, CPA